Exhibit 99.2

Supplemental Analyst Package First Quarter 2008 Earnings Call April 30, 2008

Table of Contents Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Property Results of Operations 5 Capital Structure 6 Portfolio Overview 7 2008/2009 Leasing Status 9 First Quarter 2008 Acquisitions 12 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15 Investor Information 16

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended March 31,			
	2008	2007[1]	$ Change	% Change
Operating Data				
Total revenues	$ 41,441	$ 34,950	$ 6,491	18.6%
Operating income	12,631	1,175	11,456	
Net income (loss)	4,909	(4,678)	9,587	
Net income (loss) per share - basic	0.18	(0.20)		
Net income (loss) per share - diluted	0.18	(0.20)		
FFO	13,165	1,940	11,225	
FFO per share - diluted	0.45	0.08		
FFOM	11,207	(113)	11,320	
FFOM per share - diluted	0.38	-		

Operating Statistics	March 31, 2008	December 31, 2007
Debt to total market capitalization [2]	39.1%	36.6%
Interest coverage [3]	2.75	2.70

(1) For the three months ended March 31, 2007, the company recorded a compensation charge of $9.6 million, or $0.38 per fully diluted share, related to the company's 2004 Outperformance Bonus Plan.

(2) Excludes debt related to our on-campus participating properties of $88.2 million as of both March 31, 2008 and December 31, 2007. Also excludes unamortized debt premiums of $4.2 million and $4.3 million at March 31, 2008 and December 31, 2007, respectively.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan discussed in Note 1.

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Consolidated Balance Sheets (dollars in thousands) 2 March 31, 2008 December 31, 2007 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 998,167 $ 947,062 $ On-campus participating properties, net 71,888 72,905 Investments in real estate, net 1,070,055 1,019,967 Cash and cash equivalents 13,039 12,073 Restricted cash 15,618 13,855 Student contracts receivable, net 2,641 3,657 Other assets 27,344 26,744 Total assets 1,128,697 $ 1,076,296 $ Liabilities and stockholders' equity Liabilities: Secured debt 568,137 $ 533,430 $ Unsecured revolving credit facility 36,600 9,600 Accounts payable and accrued expenses 11,833 14,360 Other liabilities 42,372 43,278 Total liabilities 658,942 600,668 Minority interests 30,092 31,251 Stockholders' equity: Common stock 274 273 Additional paid in capital 495,223 494,160 Accumulated earnings and distributions (52,612) (48,181) Accumulated other comprehensive loss (3,222) (1,875) Total stockholders' equity 439,663 444,377 Total liabilities and stockholders' equity 1,128,697 $ 1,076,296 $

Consolidated Statements of Operations (dollars in thousands, except share and per share data) 2008 2007 $ Change Revenues: Wholly-owned properties 31,681 $ 27,145 $ 4,536 $ On-campus participating properties 6,744 6,337 407 Third-party development services 1,656 405 1,251 Third-party management services 922 722 200 Resident services 438 341 97 Total revenues 41,441 34,950 6,491 Operating expenses: Wholly-owned properties 13,885 11,862 2,023 On-campus participating properties 2,295 2,026 269 Third-party development and management services 2,108 1,294 814 General and administrative 2,134 11,328 (1) (9,194) Depreciation and amortization 8,029 6,970 1,059 Ground/facility leases 359 295 64 Total operating expenses 28,810 33,775 (4,965) Operating income 12,631 1,175 11,456 Nonoperating income and (expenses): Interest income 162 707 (545) Interest expense (6,979) (6,460) (519) Amortization of deferred financing costs (311) (298) (13) Loss from unconsolidated joint venture (126) - (126) Total nonoperating expenses (7,254) (6,051) (1,203) Income (loss) before income taxes and minority interests 5,377 (4,876) 10,253 Income tax provision (60) (60) - Minority interests (408) 258 (666) Net income (loss) 4,909 $ (4,678) $ 9,587 $ Net income (loss) per share - basic 0.18 $ (0.20) $ Net income (loss) per share - diluted 0.18 $ (0.20) $ Weighted-average common shares outstanding: Basic 27,331,896 22,942,737 Diluted 29,161,145 25,241,190 (1) Includes a compensation charge of $9.6 million, or $0.38 per fully diluted share, related to the company's 2004 Outperformance Bonus Plan. Three Months Ended March 31, (unaudited) 3

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended March 31, 2008	2007	$ Change
Net income (loss)	$ 4,909	$ (4,678)	$ 9,587
Minority interests	408	(258)	666
Loss from unconsolidated joint venture [1]	126	-	126
FFO from unconsolidated joint venture [1]	(126)	-	(126)
Real estate related depreciation and amortization	7,848	6,876	972
Funds from operations ("FFO")	**13,165**	**1,940**	**11,225**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:			
Net income from on-campus participating properties	(1,682)	(1,577)	(105)
Amortization of investment in on-campus participating properties	(1,069)	(1,061)	(8)
FFO from unconsolidated joint venture [1]	126	-	126
	10,540	(698)	11,238
Modifications to reflect operational performance of on-campus participating properties:			
Our share of net cash flow [2]	359	295	64
Management fees	308	290	18
Impact of on-campus participating properties	667	585	82
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**11,207**	**(113)**	**11,320**
Compensation expense related to 2004 Outperformance Bonus Plan	-	9,636	(9,636)
FFOM, excluding compensation expense related to 2004 Outperformance Bonus Plan	**$ 11,207**	**$ 9,523**	**$ 1,684**
FFO per share - diluted	**$ 0.45**	**$ 0.08**	
FFOM per share - diluted	**$ 0.38**	**$ -**	
FFOM per share, excluding compensation expense related to 2004 Outperformance Bonus Plan - diluted	**$ 0.38**	**$ 0.38**	
Weighted average common shares outstanding - diluted	**29,161,145**	**25,394,550**	

[1] Represents the Hampton Roads Military Housing unconsolidated joint venture, which closed in December 2007. Our share of the FFO from this unconsolidated joint venture is included for purposes of calculating the company's FFO but is excluded for purposes of calculating FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction. For the three months ended March 31, 2008, our share of the venture's FFO equals our share of the net loss, as there was no depreciation expense incurred for the period.

[2] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for interim periods.

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Property Results of Operations

(dollars in thousands)

	Three Months Ended March 31,			
	2008	2007	$ Change	% Change
Property revenues				
Wholly-owned properties:				
Same store properties	$ 26,404	$ 25,408	$ 996	3.9%
New properties	5,715	2,078	3,637	175.0%
Total wholly-owned properties [1]	32,119	27,486	4,633	16.9%
On-campus participating properties:				
Same store properties	6,744	6,337	407	6.4%
New properties	-	-	-	0.0%
Total on-campus participating properties	6,744	6,337	407	6.4%
Total property revenues	**$ 38,863**	**$ 33,823**	**$ 5,040**	**14.9%**
Property operating expenses				
Wholly-owned properties:				
Same store properties	$ 11,043	$ 10,957	$ 86	0.8%
New properties	2,842	905	1,937	214.0%
Total wholly-owned properties	13,885	11,862	2,023	17.1%
On-campus participating properties:				
Same store properties	2,295	2,026	269	13.3%
New properties	-	-	-	0.0%
Total on-campus participating properties	2,295	2,026	269	13.3%
Total property operating expenses	**$ 16,180**	**$ 13,888**	**$ 2,292**	**16.5%**
Property net operating income				
Wholly-owned properties:				
Same store properties	$ 15,361	$ 14,451	$ 910	6.3%
New properties	2,873	1,173	1,700	144.9%
Total wholly-owned properties	18,234	15,624	2,610	16.7%
On-campus participating properties:				
Same store properties	4,449	4,311	138	3.2%
New properties	-	-	-	0.0%
Total on-campus participating properties	4,449	4,311	138	3.2%
Total property net operating income	**$ 22,683**	**$ 19,935**	**$ 2,748**	**13.8%**

[1] Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

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Capital Structure as of March 31, 2008 (dollars in thousands) Total Debt (1) 512,312 $ Total Equity Market Value (2) 799,141 Total Market Capitalization 1,311,453 $ Debt to Total Market Capitalization 39.1% Interest Coverage (3) 2.75 Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage 402,643 $ 6.35% 4.8 Years Variable Rate Construction Loans 73,069 4.19% 1.6 Years Variable Rate Unsecured Revolving Credit Facility 36,600 4.06% 1.4 Years Total / Weighted Average 512,312 $ 5.88% 4.1 Years (1) (2) (3) Fixed Rate Debt Maturity Schedule Excluding debt related to our on-campus participating properties totaling $88.2 million with a weighted average interest rate of 7.17% and average term to maturity o f 12.5 years. Also excludes net unamortized debt premiums o f $4.2 millio n. Based on share price of $27.36 at M arch 31, 2008. Assumes conversion of all common and preferred Operating Partnership units as well as any o ther securities convertible into common shares. Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan. $ 0 $ 52,434 $ 50,721 $ 47,914 $ 68,005 $ 17,560 $ 50,801 $ 106,856 $ 1,404 $ 6,948 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+ 6

Portfolio Overview as of March 31, 2008 Same Store Wholly-owned Portfolio Primary University Served Units Beds 2008 2007 1. The Village at B lacksburg Virginia Tech University 288 1,056 99.1% 99.3% 2. River Club Apartments The University o f Georgia - Athens 266 792 97.5% 98.9% 3. River Walk Townhomes The University o f Georgia - Athens 100 336 98.2% 98.2% 4. The Village at A lafaya Club The University o f Central Florida 228 839 99.0% 98.9% 5. The Village at Science Drive The University o f Central Florida 192 732 99.6% 99.5% 6. University Village at Boulder Creek The University o f Colorado at Boulder 82 309 98.1% 98.4% 7. University Village at Fresno California State University - Fresno 105 406 82.8% 96.6% 8. University Village at TU Temple University 220 749 99.1% 98.9% 9. University Club Tallahassee Florida State University 152 608 99.0% 98.5% 10. The Grove at University Club Florida State University 64 128 97.7% 99.2% 11. College Club Tallahassee Florida A&M University 96 384 90.1% 91.4% 12. The Greens at College Club Florida A&M University 40 160 96.9% 97.5% 13. University Club Gainesville University of Florida 94 376 98.9% 98.9% 14. Cityparc at Fry Street University of North Texas 136 418 99.0% 99.0% 15. The Estates University of Florida 396 1,044 99.4% 99.0% 16. University Village at Sweethome State University of New York - Buffalo 269 828 99.4% 99.4% 17. Entrada Real University of Arizona 98 363 98.1% 100.0% 18. Royal Oaks Florida State University 82 224 100.0% 100.0% 19. Royal Pavilion Florida State University 60 204 98.5% 98.5% 20. Royal Village Tallahassee Florida State University 75 288 98.3% 99.7% 21. Royal Village Gainesville University of Florida 118 448 97.3% 96.9% 22. Northgate Lakes The University o f Central Florida 194 710 98.7% 99.4% 23. Royal Lexington The University o f Kentucky 94 364 94.5% 92.6% 24. The Woods at Greenland Middle Tennessee State University 78 276 97.8% 96.7% 25. Raider's Crossing Middle Tennessee State University 96 276 98.6% 97.8% 26. Raider's Pass Texas Tech University 264 828 99.2% 73.9% 27. Aggie Station Texas A&M University 156 450 100.0% 99.1% 28. The Outpost San M arcos Texas State University - San M arcos 162 486 98.6% 98.6% 29. The Outpost San Antonio University of Texas - San Antonio 276 828 99.3% 100.0% 30. Callaway Villas Texas A&M University 236 704 98.7% 99.0% 31. Villas on Apache Arizona State University M ain Campus 111 288 99.3% 89.6% 32. Village on Sixth Marshall University 248 752 76.3% 85.6% 33. Newtown Crossing University of Kentucky 356 942 91.0% 100.0% 34. Olde Towne University Square University of Toledo 224 550 98.9% 97.3% 35. Peninsular P lace Eastern M ichigan University 183 478 90.6% 98.1% 5,839 18,624 96.7% 96.8% Wholly-owned properties - less than 12-month leases 36. The Callaway House Texas A&M University 173 538 103.3% 103.5% Subtotal-Same Store Wholly-owned Properties - less than 12-month leases 173 538 103.3% 103.5% Total - Same Store Wholly-owned Properties 6,012 19,162 96.9% 97.0% Physical Occupancy March 31, Property Subtotal-Same Store Wholly-owned Properties - 12-month leases Wholly-owned properties - 12-month leases 7

Portfolio Overview as of March 31, 2008, continued

New Wholly-owned Properties & On-Campus Participating Properties

Property	Primary University Served	Units	Beds	Physical Occupancy at March 31, 2008	Physical Occupancy at March 31, 2007
Wholly-owned Properties					
37. Sunnyside Commons	West Virginia University	68	161	95.7%	n/a
38. Pirate's Place	East Carolina University	144	528	71.0%	n/a
39. University Centre	Rutgers University, NJIT, Essex CCC	234	838	78.8%	n/a
40. Vista del Sol (ACE) [1]	Arizona State University	613	1,866	n/a	n/a
41. Villas at Chestnut Ridge [1]	State University of New York - Buffalo	196	552	n/a	n/a
42. Barrett Honors College (ACE) [2]	Arizona State University	601	1,720	n/a	n/a
Subtotal - New Wholly-owned Properties		**1,856**	**5,665**	**77.9%** [3]	**n/a** [3]
Total - Wholly-owned Properties (New and Same Store)		**7,868**	**24,827**	**95.5%** [3]	**97.0%** [3]
On-Campus Participating Properties					
43. University Village - PVAMU	Prairie View A&M University	612	1,920	95.7%	93.2%
44. University College - PVAMU	Prairie View A&M University	756	1,470	91.3%	88.4%
45. University Village - TAMIU	Texas A&M International University	84	250	89.6%	88.0%
46. Cullen Oaks - Phase I and II	The University of Houston	411	879	99.0%	99.2%
Subtotal - On-Campus Participating Properties		**1,863**	**4,519**	**94.6%**	**92.5%**
Total - All Properties		**9,731**	**29,346**	**95.3%** [3]	**96.1%** [3]

(1) Currently under development and scheduled to open for occupancy in August 2008.

(2) Currently under development and scheduled to open for occupancy in August 2009.

(3) Excludes properties that are currently under development.

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2008/2009 Leasing Status

Same Store Owned Portfolio - Applications + Leases

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
The Callaway House	652	124%	658	(6)	-1%	527	538
University Village at Boulder Creek	321	107%	304	17	6%	299	309
Cityparc at Fry Street	419	102%	437	(18)	-4%	409	418
University Club Tallahassee [4]	742	101%	731	11	2%	734	736
The Village at Blacksburg	1,058	101%	1,033	25	2%	1,048	1,056
Aggie Station	454	101%	379	75	20%	450	450
Entrada Real	364	100%	351	13	4%	363	363
Northgate Lakes	706	99%	706	0	0%	710	710
The Village at Science Drive	718	99%	725	(7)	-1%	723	732
University Club Gainesville	373	99%	372	1	0%	376	376
The Outpost-San Antonio	816	99%	806	10	1%	828	828
Royal Village-Gainesville	440	98%	443	(3)	-1%	447	448
Royal Lexington	357	98%	260	97	37%	364	364
The Village at Alafaya Club	809	98%	829	(20)	-2%	829	839
Callaway Villas	614	89%	666	(52)	-8%	691	704
Raider's Crossing	240	87%	258	(18)	-7%	276	276
University Village at TU	634	87%	762	(128)	-17%	730	749
University Village Tallahassee [5]	606	85%	554	52	9%	714	716
The Outpost-San Marcos	406	84%	287	119	41%	486	486
The Estates	847	82%	1,015	(168)	-17%	1,031	1,044
Raider's Pass	658	80%	692	(34)	-5%	823	828
College Club Tallahassee [6]	390	72%	445	(55)	-12%	539	544
River Walk Townhomes	242	72%	302	(60)	-20%	335	336
The Woods at Greenland	198	72%	216	(18)	-8%	276	276
River Club Apartments	525	67%	618	(93)	-15%	783	792
University Centre	461	56%	254	207	81%	822	838
University Village at Sweethome	454	56%	718	(264)	-37%	812	828
Villas on Apache	154	53%	157	(3)	-2%	288	288
University Village Fresno	170	43%	285	(115)	-40%	395	406
Applications + Leases Total	**14,828**	**87%**	**15,263**	**(435)**	**-3%**	**17,108**	**17,278**

[1] As of April 25, 2008.

[2] As of April 27, 2007 (comparison to last Friday in April of each year).

[3] Rentable Beds exclude beds needed for on-site staff and/or model units.

[4] For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.

[5] Formerly known as Royal Tallahassee. For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined.

[6] For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

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2008/2009 Leasing Status, continued

Same Store Owned Portfolio-Leases

	Current Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Leases							
The Callaway House	539	102%	533	6	1%	527	538
The Village at Blacksburg	1,047	100%	1,007	40	4%	1,048	1,056
Cityparc at Fry Street	408	100%	406	2	0%	409	418
Aggie Station	448	100%	359	89	25%	450	450
Northgate Lakes	706	99%	706	0	0%	710	710
The Village at Science Drive	717	99%	721	(4)	-1%	723	732
University Village at Boulder Creek	295	99%	290	5	2%	299	309
University Club Gainesville	372	99%	372	0	0%	376	376
University Club Tallahassee [4]	726	99%	713	13	2%	734	736
Entrada Real	359	99%	349	10	3%	363	363
Royal Village-Gainesville	439	98%	442	(3)	-1%	447	448
Royal Lexington	355	98%	253	102	40%	364	364
The Village at Alafaya Club	788	95%	805	(17)	-2%	829	839
The Outpost-San Antonio	787	95%	785	2	0%	828	828
Raider's Crossing	234	85%	253	(19)	-8%	276	276
University Village at TU	598	82%	732	(134)	-18%	730	749
The Estates	831	81%	996	(165)	-17%	1,031	1,044
The Outpost-San Marcos	391	80%	282	109	39%	486	486
University Village Tallahassee [5]	562	79%	539	23	4%	714	716
Callaway Villas	517	75%	597	(80)	-13%	691	704
College Club Tallahassee [6]	383	71%	439	(56)	-13%	539	544
The Woods at Greenland	196	71%	214	(18)	-8%	276	276
Raider's Pass	564	69%	624	(60)	-10%	823	828
River Walk Townhomes	227	68%	297	(70)	-24%	335	336
River Club Apartments	515	66%	596	(81)	-14%	783	792
University Centre	420	51%	200	220	110%	822	838
University Village at Sweethome	411	51%	614	(203)	-33%	812	828
University Village Fresno	134	34%	198	(64)	-32%	395	406
Villas on Apache	94	33%	124	(30)	-24%	288	288
Leases Total	14,063	82%	14,446	(383)	-3%	17,108	17,278

[1] As of April 25, 2008.
[2] As of April 27, 2007 (comparison to last Friday in April of each year).
[3] Rentable Beds exclude beds needed for on-site staff and/or model units.
[4] For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.
[5] Formerly known as Royal Tallahassee. For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined.
[6] For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

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2008/2009 Leasing Status, continued

Owned Development Projects and 2007/2008 Acquisitions

OWNED DEVELOPMENT PROJECTS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Var Beds	Var %	Rentable Beds [4]	Design Beds
Applications + Leases							
Vista del Sol	2,134	116%	N/A	N/A	N/A	1,836	1,866
Villas at Chestnut Ridge	502	92%	N/A	N/A	N/A	543	552
Applications + Leases Total	**2,636**	**111%**	**N/A**	**N/A**	**N/A**	**2,379**	**2,418**
Leases							
Vista del Sol	1,836	100%	N/A	N/A	N/A	1,836	1,866
Villas at Chestnut Ridge	489	90%	N/A	N/A	N/A	543	552
Leases Total	**2,325**	**98%**	**N/A**	**N/A**	**N/A**	**2,379**	**2,418**

2007/2008 ACQUISITIONS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [3]	Var Beds	Var %	Rentable Beds [4]	Design Beds
Applications + Leases							
Olde Towne University Square	542	99%	438	104	24%	548	550
Newtown Crossing	682	72%	689	(7)	-1%	942	942
Peninsular Place	309	65%	221	88	40%	478	478
Village on Sixth	450	60%	236	214	91%	745	752
Sunnyside Commons [5]	156	97%	N/A	N/A	N/A	161	161
Pirates Place [5]	258	49%	N/A	N/A	N/A	528	528
Applications + Leases Total	**2,397**	**70%**	**1,584**	**399**	**25%**	**3,402**	**3,411**
Leases							
Olde Towne University Square	531	97%	425	106	25%	548	550
Newtown Crossing	641	68%	688	(47)	-7%	942	942
Village on Sixth	411	55%	223	188	84%	745	752
Peninsular Place	227	47%	215	12	6%	478	478
Sunnyside Commons [5]	156	97%	N/A	N/A	N/A	161	161
Pirates Place [5]	227	43%	N/A	N/A	N/A	528	528
Leases Total	**2,193**	**64%**	**1,551**	**259**	**17%**	**3,402**	**3,411**

[1] As of April 25, 2008.

[2] Prior year data is not applicable as property is in its first year of initial lease up.

[3] As of April 27, 2007 (comparison to last Friday in April of each year).

[4] Rentable Beds exclude beds needed for on-site staff and/or model units.

[5] Sunnyside Commons and Pirates Place are not included in Prior Year totals, as these properties were not owned during the prior year lease up.

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First Quarter 2008 Acquisitions (dollars in thousands) Property University Served Acquisition Date Units Beds Contract Purchase Price Debt Assumed (1) Total Going- In Costs Sunnyside Commons (2) West Virginia University February 2008 68 161 $ 7,500 - $ $ 600 (3) Pirate's Place East Carolina University February 2008 144 528 10,600 6,970 800 (4) Total 212 689 18,100 $ 6,970 $ $ 1,400 (1) (2) (3) (4) This property will be operated as-is, including the existing facilities. The company is currently evaluating potential redevelopment opportunities. Represents debt balance on acquisition date. Excludes debt premium of $0.3 million recorded to reflect the market value of debt assumed. Includes transaction costs of approximately $0.3 million as well as $0.2 million of anticipated capital expenditures and $0.1 million of estimated initial integration expenses necessary to bring the property up to our operating standards. Includes transaction costs of approximately $0.2 million as well as $0.5 million of anticipated capital expenditures and $0.1 million of estimated initial integration expenses necessary to bring the property up to our operating standards. 12

Owned Development Update

(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled to Open for Occupancy
Vista del Sol	Tempe, AZ	Arizona State University	613	1,866	$ 137,500	79%	August 2008
Villas at Chestnut Ridge	Amherst, NY	SUNY - Buffalo	196	552	34,800	85%	August 2008
Barrett Honors College	Tempe, AZ	Arizona State University	601	1,720	126,500	12%	August 2009
					$ 298,800		

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
ASU Component II [2]	Tempe, AZ	TBD	575	1,500	$ 110,000	TBD
Carbondale Development [3]	Carbondale, IL	Second Quarter 2008	163	652	32,100	August 2009
					$ 142,100	

ACE[TM] Awards	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State University	Boise, ID	TBD	TBD	TBD	TBD	August 2010

[1] Based on costs incurred under general construction contract as of March 31, 2008. As of March 31, 2008, the total Construction in Progress balance for these projects is $140.0 million, representing costs incurred under the total project budgets.

[2] Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.

[3] This development project is subject to final determination of feasibility, execution and closing on definitive agreements, complex entitlement and municipal approval processes, and fluctuations in the construction market.

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Third-Party Development Update

(dollars in thousands)

	Three Months Ended March 31,		
	2008	2007	$ Change
Development services revenue	$ 1,656	$ 405	$ 1,251
% of total revenue	4.0%	1.2%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University / Institution Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
University of Hawaii - Manoa	Honolulu, HI	University of Hawaii	240	810	$ 3,141	$ 2,578	$ 563	July 2008
West Virginia University - Downtown [2]	Morgantown, WV	West Virginia University	110	362	235	141	94	July 2009
Concordia University [3]	Austin, TX	Concordia University	138	267	885	501	384	August 2008
Hampton Roads Military Housing [4]	Norfolk, VA	United States Navy	1,190	2,367	3,542	2,496	1,046	March 2010
The Highlands [5]	Edinboro, PA	Edinboro University of PA	232	796	2,000	926	1,074	August 2009
					$ 9,803	$ 6,642	$ 3,161	

AWARDED PROJECTS [6]

Project	Location	Anticipated Commencement	Estimated Fees
CUNY - Staten Island	Staten Island, NY	Third Quarter 2008	$ 3,250
University of California, Irvine-Phase II	Irvine, CA	Third Quarter 2008	7,880 [7]
Univ. of California, Irvine-Future Phases	Irvine, CA	TBD	TBD [8]
Edinboro University - Phase II	Edinboro, PA	TBD	TBD
Erie Community College	Orchard Park, NY	TBD	TBD
Cleveland State University [9]	Cleveland, OH	TBD	TBD

(1) As of March 31, 2008

(2) During 2005 and 2006, the company earned $0.3 million for certain pre-development and design services performed for the West Virginia - Downtown project. During 2006, the project was put on hold by the University pending investigation of alternative financing. During the second quarter 2007, the University obtained financing for the final phase of the project and the company signed an agreement for the continuation of development and construction management services. The remaining phase of this project resumed in the third quarter 2007 and we anticipate that we will earn approximately $0.2 million in additional fees. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

(3) In August 2007, the company signed a contract with Concordia University for the development of student housing facilities to be located on its new campus.

(4) The Department of the Navy selected a joint venture between American Campus and Hunt ELP to exclusively negotiate for the Hampton Roads Unaccompanied Military Housing project. New construction as well as management of the existing housing commenced after contribution of the Navy's equity, closing of bond financing, and execution of all transactional documents in December 2007. Upon closing, we recognized approximately $2.4 million in development fees representing services we performed as co-developer on the project.

(5) In February 2008, the company signed the final contract (previously under an interim agreement) with Edinboro University of Pennsylvania for the development of student housing facilities.

(6) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction market.

(7) Phase II consists of 1,198 undergraduate beds, 586 graduate beds and a 1,674 space parking structure. Estimated fees are based on current development cost projections and are subject to change.

(8) Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement.

(9) In February 2008, the company was awarded third-party development services for a new 550-bed community at Cleveland State University.

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Management Services Update (dollars in thousands) 2008 2007 $ Change Management services revenue 922 $ 722 $ 200 $ % of total revenue 2.2% 2.1% NEW/PENDING MANAGEMENT CONTRACTS Property Approx. Beds Stabilized Annual Fees Anticipated Commencement Arboretum Kalamazoo, MI Western Michigan University 660 150 $ April 2008 University Lodge Laramie, WY University of Wyoming 480 100 April 2008 SAIT - New Housing Calgary, AB Southern Alberta Institute of Technology 720 175 May 2008 Ontario Portfolio (1) Ontario, Canada Multiple Universities 1,300 300 June 2008 Drake West Village Des Moines, IA Drake University 457 165 August 2008 Asbury Green (1) Denver, CO University of Denver 357 200 August 2009 Northern New Mexico College (2) Espanola, NM Northern New Mexico College 300 100 August 2009 Hampton Roads - New Housing (3) Norfolk, VA Department of the Navy 2,367 500 March 2010 University of California, Irvine - Phase III (2) (3) Irvine, CA University of California, Irvine 1,760 830 August 2010 CUNY - Staten Island (2) Staten Island, NY City University of New York 600 275 August 2010 Cleveland State Phase II (2) Cleveland, OH Cleveland State University 550 80 (4) August 2010 2,875 $ (1) (2) (3) (4) Fee amount is a net increase as this facility will replace other housing, which will be demolished. This project may be completed in multiple stages, with the commencement date of management services contingent upon the full completion of the development of each phase. Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements. Three Months Ended March 31, Location University Served Property management has been selected/awarded and management agreement is currently being negotiated. 15

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer
James C. Hopke	Executive Vice President, Project Management and Construction
Brian Nickel	Chief Investment Officer

Research Coverage

Craig Melcher / Michael Bilerman	Citigroup Equity Research	(212) 816-0231 / (212) 816-1383	craig.melcher@citigroup.com / bilerman.reits@citi.com
Louis Taylor / Christeen Kim	Deutsche Bank - North America	(212) 250-4912 / (212) 250-6771	louis.taylor@db.com / christeen.kim@db.com
Andrew McCulloch / Craig Leupold	Green Street Advisors	(949) 940-8780	amcculloch@greenstreetadvisors.com / cleupold@greentstreetadvisors.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Steve Sakwa / David Bragg	Merrill Lynch	(212) 449-0335 / (212) 449-8922	steve_sakwa@ml.com / david_bragg@ml.com
Paula Poskon	Robert W. Baird & Co., Inc.	(703) 821-5782	pposkon@rwbaird.com
Stephen Swett	Keefe, Bruyette, & Woods	(212) 887-3680	sswett@kbw.com
Alexander Goldfarb / Andrew Ryu	UBS Investment Research	(212) 713 3998 / (212) 713 3226	alexander.goldfarb@ubs.com / andrew.ryu@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.studenthousing.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com







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Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to the proposed transactions (including but not limited to (i) the occurrence of any effect, event, development or change that could give rise to the termination of the definitive agreements, (ii) the inability to complete the proposed transactions, including in the case of the merger, due to the failure of GMH’s shareholders to approve the merger, (iii) the failure of any party to satisfy the conditions to the closing of the transactions and (iv) the failure of ACC to obtain the necessary financing arrangements set forth in a commitment letter received in connection with the proposed merger), inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITs; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Additional Information about the Merger and Where to Find It This supplemental package does not constitute an offer of any securities for sale. In connection with the merger, American Campus Communities, Inc. (“ACC”) has filed with the SEC a registration statement on Form S-4, which includes a proxy statement/prospectus of GMH Communities Trust (“GMH”) and ACC and other relevant materials in connection with the proposed transactions. The proxy statement/prospectus will be mailed to GMH shareholders starting on April 30, 3008. Investors and security holders of ACC and GMH are urged to read the proxy statement/prospectus and the other relevant material when they become available because they will contain important information about ACC, GMH and the proposed transactions. The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed by ACC or GMH with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by ACC by directing a written request to American Campus Communities, Inc., 805 Las Cimas Parkway, Suite 400, Austin, Texas 78746 Attention: Investor Relations. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by GMH Communities by directing a written request to GMH Communities Trust, 10 Campus Boulevard, Newtown Square, Pennsylvania 19073, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS. ACC, GMH and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of GMH in connection with the merger. Information about those executive officers and directors of ACC and their ownership of ACC common stock is set forth in the proxy statement for ACC’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2008. Information about the executive officers and trustees of GMH and their ownership of GMH common shares is set forth in the Annual Report on Form 10K/A of GMH, which was filed with the SEC on April 29, 2008. Investors and security holders may obtain additional information regarding the direct and indirect interests of ACC, GMH and their respective executive officers, directors and trustees in the merger by reading the proxy statement and prospectus regarding the merger when they become available.